THE SENTINEL FUNDS

                      Supplement Dated December 16, 1997
                      to Prospectus Dated March 31, 1997


     Effective October 7, 1997, the Sentinel Tax-Free Income Fund ceased offering Class B shares. The Tax-Free Income Fund continues to offer Class A shares.

     Effective December 16, 1997, Sentinel Administrative Service Company began to reimburse Sentinel Tax-Free Income Fund for expenses in amounts sufficient to reduce its annualized expense ratio, after expense offset, to 0.75%.

     Effective October 7, 1997, the schedules of breakpoints for sales charges on Class A shares set forth on page 31 of the Prospectus have been changed by $1, such that the sale size groupings are $0 to $99,999, $100,000 to $249,999, $250,000 to $499,999, $500,000 to $999,999, and $1,000,000 or
more. Similarly, the applicable purchase amounts for the schedules of CDSC's on Class B shares set forth on page 36 of the Prospectus have been changed by $1 so that the first table applies to purchase amounts up to $249,999, the second table applies to purchase amounts from $250,000 to $499,999, and the third table applies to purchase amounts from $500,000 to $999,999. The table of broker-dealer payments with respect to Class B shares sales on page 32 of the Prospectus is similarly changed by $1 so that the groupings are the same as those defined in the preceding sentence.

     Please note also that the check writing privilege has been extended to the holders of Class A shares of the Sentinel High Yield Bond Fund (minimum check amount $500).

     The waiver of the CDSC provision applicable to Class B shares relating to required distributions from retirement accounts (provision 3 on page 37 of the Prospectus) is restated as follows: "3. Redemptions from qualified retirement accounts taken in equal or substantially equal periodic payments not to exceed life, or joint life expectancy and not otherwise subject to the 10% penalty tax for early withdrawal of Code section 72(t)."

     During the period from October 7, 1997 to December 31, 1997, as a special promotion, Class A shares of the World Fund may be purchased at net asset value by shareholders who either (i) notify Sentinel Financial Services Company that the purchase price is being paid from the proceeds of the redemption of other mutual fund shares, or (ii) are customers of Janney Montgomery Scott Inc. Such shares will be subject to a CDSC for two years. The amount of the CDSC will be equal to 2% of the purchase amount in the event such shares are redeemed within one year after their purchase, and in an amount equal to 1% of the purchase amount in the event they are redeemed in the second year after their purchase. The Fund's distributor, Sentinel Financial Services Company, will pay selling dealers of such shares reallowances in amounts equal to 2% of purchase amounts. During the period of this promotion, this offer replaces for the World Fund the provision on page 33 of the Prospectus under which investors who are investing proceeds of redemption of other mutual fund shares on which the investor has paid a sales charge or CDSC may purchase at net asset value. For purchase amounts in excess of $1,000,000, the normal net asset value purchase provision will apply.

     Effective December 12, 1997, Class A shares of the Funds may be purchased at net asset value by, in addition to the classes of shareholders listed on page 33 of the Prospectus, investment advisors or financial planners who place trades for their own accounts or the accounts of their clients (such clients may include, without limitation, retirement and deferred compensation plans and trusts used to fund those plans including those defined in section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts"), and who charge a management, consulting or other fee for their services; clients of such investment advisors or financial planners who place trades for their own accounts, if such accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent.

     Please also note that investors may be charged a transaction fee by a broker or agent if they effect transactions in Fund shares through a broker or agent.

     Sentinel Financial Services Company ("SFSC"), the Fund's principal underwriter, is sponsoring a sales contest during the period January 1, 1998 to December 31, 1998, in which registered representatives of all broker-dealers who have elected to participate in the contest can qualify for a trip to a destination to be announced by achieving sales of shares of the Funds (other than Sentinel U.S. Treasury Money Market Fund) and sales of accounts managed by American Guaranty & Trust Company, SFSC's trust company affiliate, aggregating at least $1,200,000, and may bring a guest at SFSC's expense by achieving such sales of at least $1,700,000. In the event that a change in law prohibits such a sales contest, however, SFSC will be forced to cancel the contest.

     On December 11, 1997, the Board of Directors of the Funds approved a change in the investment policies of the Bond Fund and the fixed income portion of the Balanced Fund, which increases the percentage of assets that may be invested in fixed-income securities that are either (i) rated lower than BBB by Standard & Poor's Rating Services ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"), or (ii) unrated securities whose credit quality, in the Advisor's opinion, is below the credit quality of securities rated BBB by S&P or Baa by Moody's, from 5% of total assets to 20% of total assets of the Bond Fund or the fixed-income portion of the Balanced Fund. Investors should consider that these securities carry greater risks, such as the risk of default, than other debt securities. Please refer to the Risk Factors section of the Prospectus Supplement dated June 23, 1997 relating to the Sentinel High Yield Bond Fund for further information on such securities.